Exhibit 10.24
Execution Copy
AMENDMENT NO. 3 TO CREDIT AGREEMENT
     This AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Agreement”) is entered into as of April 30, 2009 (the “Effective Date”), by and among STUDY ISLAND, LLC, a Delaware limited liability company (“Borrower”), the other person designated as a “Credit Party” on the signature pages hereof, the financial institutions designated as “Lenders” on the signature pages hereof (“Lenders”) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (“Agent”), for itself as a Lender (including as Swingline Lender) and L/C Issuer and as Agent for Lenders. Unless otherwise specified herein, capitalized terms used in this Agreement shall have the meanings ascribed to them in the Credit Agreement (as hereinafter defined).
RECITALS
     WHEREAS, Borrower, the other Credit Party, Agent and Lenders have entered into that certain Credit Agreement, dated as of November 16, 2007, amended by that certain Amendment No. 1 to Credit Agreement, dated as of May 21, 2008 and that certain Amendment No. 2 to Credit Agreement, dated as of February 18, 2009 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
     WHEREAS, Borrower, Agent and Lenders have agreed to amend certain terms of the Credit Agreement as described herein.
     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     SECTION 1. Definitions. Capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Credit Agreement.
     SECTION 2. Amendments to Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:
(a)	Schedule 2 to Exhibit 4.1(d) is hereby amended by inserting the following:
“the amount of any unrealized, ” non-cash gain from the mark-to-market valuation of hedging obligations deducted from Consolidated EBITDA pursuant to clause (B)(ii) of the definition thereof as an additional deduction from Current Assets immediately below the deduction for “deferred tax assets.”
(b)	Schedule 2 to Exhibit 4.1(d) is hereby amended by inserting the following:

“the amount of any unrealized, ” non-cash loss from the mark-to-market valuation of hedging obligations added to Consolidated EBITDA pursuant to clause (A)(k) of the definition thereof as an additional deduction from Current Liabilities immediately below the deduction for “the amount added to Consolidated EBITDA pursuant to clause (q) of the definition thereof.”
     SECTION 3. Representations and Warranties of Credit Parties. Each Credit Party represents and warrants that:
     (a) The execution, delivery and performance by such Credit Party of this Agreement has been duly authorized by all necessary corporate (or equivalent) action and is the legal, valid and binding obligation of such Credit Party enforceable against such Credit Party in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law); and
     (b) After giving effect to the Agreement, no Default or Event of Default shall have occurred and be continuing under the Credit Agreement.
     SECTION 4. Condition To Effectiveness. This Agreement shall be effective upon satisfaction of the following conditions precedent:
     (a) Execution and delivery of this Agreement by Borrower, the other Credit Party, Agent and the Required Lenders; and
     (b) Each representation and warranty contained herein shall be true and correct in all material respects.
     SECTION 5. Reference To And Effect Upon The Credit Agreement.
     (a) Except as specifically modified above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
     (b) The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any Loan Documents, except as specifically set forth herein.
     SECTION 6. Costs And Expenses. Borrower agrees to reimburse Agent for all reasonable and documented out-of-pocket costs and expenses incurred by Agent, including the reasonable and documented costs and expenses of one counsel to Agent for advice, assistance, or other representation in connection with this Agreement.

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     SECTION 7. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.
     SECTION 8. Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purposes.
     SECTION 9. Counterparts. This Agreement may be executed in any number of counterparts (including by means of facsimile transmission), each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.
<signature pages follow>

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     IN WITNESS WHEREOF, the parties hereto hereupon set their hands as of the date first written above.

BORROWER:

STUDY ISLAND, LLC

By: Name:	/s/ James B. Walburg James B. Walburg
Title:	CFO

OTHER CREDIT PARTY STUDY ISLAND HOLDINGS, LLC

By: Name:	/s/ James B. Walburg James B. Walburg
Title:	CFO

GENERAL ELECTRIC CAPITAL CORPORATION, as Agent and a Lender

By: Name:	/s/ Jonathan E. Balch Jonathan E. Balch
Title:	Duly Authorized Signatory

BMO CAPITAL MARKETS FINANCING INC, as a Lender

By: Name:	/s/ Aleen M. Hartje Aleen M. Hartje
Title:	Vice President